Exhibit 10.1

EXPEDIA CONFIDENTIAL

January 26, 2012

David Cathcart

Chief Financial Officer

TRX, Inc.

2970 Clairmont Road

Suite 300

Atlanta, GA 30329

Re:	Sixth Letter of Amendment

Dear David:

The purpose of this Sixth Letter of Amendment, effective January 26, 2012, is to further document certain amendments to the terms set forth in the Master Service Agreement, dated January 1, 2007, as amended by Amendment #1 on March 30, 2007, Letter of Amendment dated February 19, 2009, Second Letter of Amendment dated December 23, 2009, Third Letter of Amendment dated October 29, 2010, Fourth Letter of Amendment dated December 29, 2010, and Fifth Letter of Amendment dated December 22, 2011, as amended, and associated exhibits and Statements of Work thereunder (collectively, the “Agreement”) between Expedia, Inc. (“Expedia”) and TRX, Inc. (“TRX”), and/or their respective subsidiaries. Capitalized terms, where not defined herein, will have the meanings set forth in the Agreement. Expedia and TRX now agree to further amend the Agreement as follows:

1)	Exhibit A – Defined Terms to the Agreement is hereby amended to add the following:

*

2)	Exhibit B – Common Services to the Agreement is hereby amended to add the attached Section B.12 (TRX * effective 1 Sep 2011).

3)	Section 1 of Appendix 1 to Exhibit B – Pricing for Common Services of the Agreement is hereby deleted and replaced in its entirety with the attached Section 1 of Appendix 1 to Exhibit B – Pricing for Common Services.

4)	Except as expressly set forth in this Sixth Letter of Amendment, the Agreement will remain in full force and effect in accordance with its terms.

* CONFIDENTIAL TREATMENT REQUESTED

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Please acknowledge your agreement to the foregoing by signing in the space provided below and returning a signed copy to me as soon as possible. If you do not agree with any of the foregoing, please contact me as soon as possible so that we can determine how best to proceed.

Best regards,

Expedia, Inc.

/s/ Greg Schulze

Greg Schulze
Senior Vice President, Global Tour & Transport

Acknowledged and Agreed:

TRX, Inc.

By:	/s/ David D. Cathcart

Name:	David D. Cathcart

Title:	Chief Financial Officer

Date Signed:	19 April 2012

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EXHIBIT B

Common Services

B.12	TRX * effective 1 Sep 2011

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* CONFIDENTIAL TREATMENT REQUESTED

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APPENDIX 1 TO EXHIBIT B

MODIFIED PRICING FOR COMMON SERVICES

1.	* Service Fees. During the term of this Agreement, unless otherwise specified in a Statement of Work, the pricing set forth below (subject to Sections 2-7 below) will apply to all Common Services TRX performs on behalf of Expedia Points of Sale:

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* CONFIDENTIAL TREATMENT REQUESTED

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